Exhibit 10.19.1

                                 FIRST AMENDMENT
                                       TO
                           NETWORK SERVICES AGREEMENT


     THIS FIRST AMENDMENT is entered into as of the 18th day of July, 2000, by and between WEST VIRGINIA PCS ALLIANCE, L.C., a Virginia limited liability company (hereinafter "WV Alliance"), VIRGIANA PCS ALLIANCE, L.C., a Virginia limited liability company (hereinafter "VA Alliance") and HORIZON PESONAL COMMUNICATIONS, INC., an Ohio corporation (hereinafter "Horizon").

                                   WITNESSETH

     WHEREAS, WV Alliance, VA Alliance and Horizon entered into that certain Network Services Agreement dated as August 12, 1999 ("Services Agreement"); and

     WHEREAS, WV Alliance, VA Alliance and Horizon desire to amend the Services Agreement in the manner described herein.

     NOW  THEREFORE,  in  consideration  of the foregoing and for other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
recognized, the parties hereby agree as follows:

1. Section 17.2 of the Services Agreement is hereby amended by adding the following sentence to the end of Section 17.2:

     Also, if the Alliances sell all or substantially all of their assets in one or more Markets, the Alliances shall require the purchaser of such assets to assume the obligations of the Alliances under this Agreement in such Market(s), and the assumption of such obligations shall be a condition to closing such asset acquisition.

2. All capitalized terms not defined herein shall have the same meaning ascribed to those terms in the Services Agreement.

3. Except as modified herein, the terms and conditions of the Services Agreement shall remain unmodified and in full force and effect.



                        [Signatures follow on next page]

     IN WITNESS WHEREOF, the parties have set their hands and seals to this First Amendment on the day and year first above written.


                               WEST VIRGINIA PCS ALLIANCE, L.C.


                               By:      /s/ J.S. Quarforth
                                   ---------------------------------------------
                               Name:    J.S. Quarforth
                                   ---------------------------------------------
                               Title: Chairman


                               VIRGINIA PCS ALLIANCE, L.C.


                               By:      /s/ J.S. Quarforth
                                   ---------------------------------------------
                               Name:    J.S. Quarforth
                                   ---------------------------------------------
                               Title: Chairman


                               HORIZON PERSONAL COMMUNICATIONS, INC.


                               By:      /s/ William A. McKell
                                   ---------------------------------------------
                               Name:    William A. McKell
                                   ---------------------------------------------
                               Title:   President
                                   ---------------------------------------------


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